SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2001


                            THE PROFIT RECOVERY GROUP
                               INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28000

            Georgia                                    58-2213805
(State or other jurisdiction of               (IRS Employer Identification
         incorporation)                                   No.)




        2300 Windy Ridge Parkway
            Suite 100 North
            Atlanta, Georgia                               30339-8426
(Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)
                                       N/A

Item 5.  Other Events.

     On October 31, 2001, The Profit Recovery Group International, Inc. ("PRG") issued a press release announcing financial results for the third quarter and first nine months of 2001. PRG hereby incorporates by reference herein the information set forth in its Press Release dated October 31, 2001, a copy of which is attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number     Description
         --------------     -----------
         99.1               Press Release dated October 31, 2001



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



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PROFIT RECOVERY GROUP
                                   INTERNATIONAL, INC.



Date:  November 1, 2001            By: /s/  Donald E. Ellis, Jr.
                                      ----------------------------------------
                                      Donald E. Ellis, Jr., Executive
                                      Vice President, Chief Financial Officer
                                      and Treasurer





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